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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 18, 2005

                            THE J. M. SMUCKER COMPANY
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               (Exact Name of Registrant as Specified in Charter)

                Ohio                     1-5111              34-0538550
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    (State or Other Jurisdiction      (Commission          (IRS Employer
         of Incorporation)            File Number)      Identification No.)

                One Strawberry Lane
                  Orrville, Ohio                             44667-0280
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       (Address of Principal Executive Offices)              (Zip Code)

Registrant's telephone number, including area code:  (330) 682-3000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On February 18, 2005, The J. M. Smucker Company (the "Company") issued a press release announcing the financial results for the third quarter and nine months ended January 31, 2005, of its 2005 fiscal year. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

        The information in this Form 8-K, including the exhibit attached hereto, is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

        (c)   Exhibits

     Exhibit   Exhibit
      Number   Description
     -------   --------------------------------------
       99.1    Press Release, dated February 18, 2005

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE J. M. SMUCKER COMPANY

                                    By: /s/ Mark R. Belgya
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                                        Mark R. Belgya
                                        Vice President, Chief Financial Officer,
                                        and Treasurer

Date:  February 18, 2005

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                                  EXHIBIT INDEX

Exhibit   Exhibit
 Number   Description
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  99.1    Press Release, dated February 18, 2005